Execution Version
FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

    THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of November 22, 2022 (this “Amendment”), by and among the Lenders party hereto, DXP ENTERPRISES, INC., a Texas corporation (the “Company”), DXP HOLDINGS, INC., a Texas corporation (“DXP Holdings”), APO PUMPS & COMPRESSORS, LLC, a Delaware limited liability company, (“APO”), TOTAL EQUIPMENT COMPANY, a Pennsylvania corporation (“Total”), CARTER & VERPLANCK, LLC, a Florida limited liability company (“Carter”), CISCO AIR SYSTEMS, INC., a California corporation (“Cisco”, together with the Company, DXP Holdings, APO, Total and Charter, the “U.S. Borrowers”), DXP CANADA ENTERPRISES LTD., a corporation organized under the laws of British Columbia, Canada, (“DXP Canada”), INDUSTRIAL PARAMEDIC SERVICES LTD., a corporation amalgamated under the laws of Alberta, Canada (“IPS”), HSE INTEGRATED LTD., a corporation amalgamated under the laws of Alberta, Canada (“HSE”) and NATIONAL PROCESS EQUIPMENT INC., a corporation incorporated under the laws of Alberta, Canada (“NAT”, together with DXP Canada, HSE and IPS, collectively, the “Canadian Borrowers” and each a “Canadian Borrower” and together with the U.S. Borrowers, the “Borrowers” and each a “Borrower”), the Guarantors party hereto and BANK OF AMERICA, N.A., as Agent for the Lenders.

RECITALS:
WHEREAS, reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of July 19, 2022, by and among the Borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America, N.A., as Agent and as collateral agent for the Secured Parties (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and
WHEREAS, the Borrower Agent has requested, and the Agent and the Lenders party hereto, constituting the Required Lenders, have agreed to make certain amendments to the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Amendments. Effective as of the Amendment Effective Date:
(a)Section 1.1 of the Credit Agreement shall be amended as follows:
    (i)    The definition of “Consolidated Total Debt” shall be amended to replace the reference to “$150,000,000” with “$200,000,000”.
    (ii)    The definition of “Incremental Debt Cap” shall be amended to replace the reference to “$52,500,00” with “85,000,000”.
    (iii)    The definition of “Payment Conditions” shall be amended to include “or a Distribution” after each reference to “in the case of a Debt payment”.
(b)Section 10.2.3(f) of the Credit Agreement shall be amended and restated in its entirety as follows:
    “(f)    Distributions not otherwise permitted by any other clause of this Section 10.2.3, so long as at the time of such Distribution and immediately thereafter, the Payment Conditions have been satisfied.”
SECTION 2.Reaffirmation and Confirmation of Loan Documents. Each of the Obligors hereby (a) acknowledges the existence, validity and enforceability of this Amendment, (b) confirms and ratifies all of its obligations under the Credit Agreement (immediately after giving effect to this

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Amendment), each Security Document and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all secured Obligations under the Credit Agreement, as modified pursuant to this Amendment. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Loan Documents (including each Security Document) refer to the Credit Agreement as amended and supplemented by this Amendment without impairing any such obligations or Liens in any respect.
SECTION 3.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Amendment Effective Date”):
(c)The Agent shall have received a counterpart of this Amendment, executed and delivered by the Borrowers, the Guarantors and the Required Lenders.
(d)As of the Amendment Effective Date, (i)  no Default or Event of Default has occurred and is continuing; and (ii) the representations and warranties set forth of each Obligor in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof and except for representations and warranties that expressly relate to an earlier date).
(e)Borrowers shall have paid all reasonable and documented fees and expenses to be paid to Agent and Lenders on the Amendment Effective Date, including reimbursement of expenses required to be reimbursed or paid pursuant to Section 3.4 of the Credit Agreement.
SECTION 4.Representations and Warranties of the Credit Parties. Each Obligor hereby represents and warrants, as of the Amendment Effective Date, as follows:
(f)Each of the representations and warranties contained in Section 9 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
(g)No Default or Event of Default has occurred and is continuing.
SECTION 5.Effects on Loan Documents.
(h)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(i)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
(j)The Obligors and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
SECTION 6.Amendments; Execution in Counterparts.

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(k)This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Borrower and any other Obligor that would require a waiver or consent of the Lenders or the Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Obligors, the Agent and the Required Lenders. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Obligors, the Agent and each Credit Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Agent, Issuing Bank nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent, Issuing Bank and/or Swingline Lender has agreed to accept such Electronic Signature, the Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor and/or any Credit Party without further verification and (b) upon the request of the Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Agent, Issuing Bank nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Agent’s, Issuing Bank’s or Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Agent, Issuing Bank and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Amendment or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

EACH OF THE OBLIGORS AND EACH CREDIT PARTY HEREBY WAIVES (I) ANY ARGUMENT, DEFENSE OR RIGHT TO CONTEST THE LEGAL EFFECT, VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT BASED SOLELY ON THE LACK OF PAPER ORIGINAL COPIES OF THIS AMENDMENT OR SUCH OTHER LOAN DOCUMENT AND (II) ANY CLAIM AGAINST THE AGENT AND EACH CREDIT PARTY FOR ANY LIABILITIES ARISING SOLELY FROM THE AGENT’S AND/OR ANY CREDIT PARTY’S RELIANCE ON OR USE OF ELECTRONIC SIGNATURES, INCLUDING ANY LIABILITIES ARISING AS A RESULT OF THE FAILURE OF THE OBLIGORS TO USE ANY AVAILABLE SECURITY MEASURES IN CONNECTION WITH THE EXECUTION, DELIVERY OR TRANSMISSION OF ANY ELECTRONIC SIGNATURE.

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SECTION 7.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 14.15 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

U.S. BORROWERS:

DXP ENTERPRISES, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

DXP HOLDINGS, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

APO PUMPS & COMPRESSORS, LLC

By:
Name: Kent Yee
Title: Chief Financial Officer

TOTAL EQUIPMENT COMPANY

By:
Name: Kent Yee
Title: Chief Financial Officer

CARTER & VERPLANCK, LLC

By:
Name: Kent Yee
Title: Chief Financial Officer

CISCO AIR SYSTEMS, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

[Signature Page to First Amendment]

U.S. FACILITY GUARANTORS:

PUMP-PMI, LLC
PMI OPERATING COMPANY, LTD.
PMI INVESTMENT, LLC
INTEGRATED FLOW SOLUTIONS, LLC
BEST EQUIPMENT SERVICE & SALES COMPANY, LLC
B27 RESOURCES, INC.
PUMPWORKS 610, LLC

By:
Name: Kent Yee
Title: Chief Financial Officer

[Signature Page to First Amendment]

CANADIAN BORROWERS:

DXP CANADA ENTERPRISES LTD.

By:
Name: Kent Yee
Title: Chief Financial Officer

INDUSTRIAL PARAMEDIC SERVICES LTD.

By:
Name: Kent Yee
Title: Chief Financial Officer

HSE INTEGRATED LTD.

By:
Name: Kent Yee
Title: Chief Financial Officer

NATIONAL PROCESS EQUIPMENT INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

[Signature Page to First Amendment]

Consented to by:

BANK OF AMERICA, N.A.,
as Agent, Lender, Swingline Lender and Issuing Bank

By: _____________________________
Name:
Title:

BANK OF AMERICA, N.A. (acting through its Canada Branch),
as Lender

By: _____________________________
Name:
Title:

[Signature Page to First Amendment]

BANK OF MONTREAL,
as Lender

By: _____________________________
Name:
Title:

By: _____________________________
Name:
Title:

[Signature Page to First Amendment]